UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08603

Name of Fund: BlackRock Debt Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Debt Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 02/28/07

Date of reporting period: 03/01/06 - 08/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Debt Strategies                                              BLACKROCK
Fund, Inc.

SEMI-ANNUAL REPORT | AUGUST 31, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Debt Strategies Fund, Inc.

The Benefits and Risks of Leveraging

BlackRock Debt Strategies Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Kevin J. Booth, Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

DSU


2       BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006

A Letter to Shareholders

Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally -- portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         Vice Chairman
                                                         BlackRock, Inc.

Data, including assets under management, are as of June 30, 2006.


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006        3

A Discussion With Your Fund's Portfolio Manager

      The Fund outpaced its benchmark return for the period and provided an attractive yield as we sought to protect the portfolio's underlying value while enhancing the level of income provided to shareholders.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended August 31, 2006, the Common Stock of Debt Strategies Fund, Inc. had net annualized yields of 9.39% and 8.94%, based on a period-end per share net asset value of $6.72 and a per share market price of $7.06, respectively, and $.318 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.29%, based on a change in per share net asset value from $6.69 to $6.72, and assuming reinvestment of all distributions. The Fund's total return for the period outpaced the +3.35% return of its benchmark, which is an equal blend of the Credit Suisse High Yield Index and the Credit Suisse Leveraged Loan Index.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Leveraged loans posted steady, positive returns for the six months ended August 31, 2006, with the Credit Suisse Leveraged Loan Index returning +3.25%. Despite a couple of small corrections in the high yield market, returns for the six-month period also were well in the positive range, at +3.45% as measured by the Credit Suisse High Yield Index.

The most important factor impacting both the high yield and leveraged loan markets was the robust issuance pace and growing influence of collateralized loan obligations (CLOs). CLOs are structured investment pools with various seniority tranches ranging from AAA-rated to equity. At present, AAA tranches, which typically represent approximately 76% of the CLO funding, are receiving the London InterBank Offered Rate (LIBOR) plus 25 basis points - 30 basis points (.25% - .30%). This relatively inexpensive source of funding has been the principal driver of spread compression for leveraged bank loans over the past few years. CLOs dominate the leveraged loan market with a roughly 65% share. Moreover, the CLO-related demand for leveraged loans has affected the high yield bond market. We have seen traditional high yield bond names migrate to the leveraged loan market often and are optimistically titled "second lien" bank loans. This bond to bank loan migration has curtailed high yield bond supply, resulting in spreads that are tighter than they otherwise would be.

CLO issuance for the first eight months of 2006 has been very strong at $63.2 billion. This represents a nearly 74% increase compared to the same period in 2005, when issuance totaled $34 billion. To date, the market has already eclipsed 2005's record full-year issuance of $60.5 billion and could potentially exceed $90 billion for the full year 2006.

With CLOs purchasing 65% of newly issued leveraged bank loans, their success has effectively compressed spreads in both the high yield and leveraged loan markets, as liabilities for such products have tightened. Given that current spreads allow for a barely double-digit return for the equity with favorable default and recovery scenarios and that AAA-rated CLO liabilities have been stable recently, we believe CLOs' ability to purchase bank loans at ever-tightening spreads is at an end.

What factors most influenced Fund performance?

The portfolio's outperformance of its composite benchmark stems from its reliance on floating rate high yield notes, along with leveraged loans, to achieve its floating rate target. Floating rate high yield notes are subordinate to bank loans and, therefore, command higher spreads. They also have call protection, which enables them to trade at premiums not found in the leveraged loan market. This is because the vast majority of bank loans are callable at par for life. The Fund's performance also was enhanced by our active use of its leverage lines, which averaged 26.5% during the six-month period. (See page 2 of this report to shareholders for a discussion of the benefits and risks of leveraging.)

Specific investments that made outsized contributions to Fund performance included Pliant Corporation, New World Pasta Co. and Charter Communications, Inc. We began the period with a $20.5 million bond position in Pliant, a flexible plastics packaging company that filed for Chapter 11 bank-


4       BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006
ruptcy protection in January 2006. The bonds were marked at 24.50 and we opportunistically exited the position throughout the six months at various prices averaging 41. Regarding New World Pasta, we owned a $29 million bond position that emerged from bankruptcy in December 2005. We received equity in exchange for our bonds, which we subsequently sold at a profit. Finally, the Fund owned four bond positions in the Charter complex totaling $10.5 million. Charter's management lacks a meaningful plan to address the company's overleveraged financial structure; however, the bonds rallied an average of 15 points based on both short covering (that is, the purchase of bonds previously sold short in order to close the open position) and more favorable sentiment on cable valuations.

Conversely, investments that detracted most from Fund performance included Ainsworth Lumber Co. Ltd. (ALC), XM Satellite Radio, Inc. and GEO Specialty Chemicals, Inc. We had a $17.7 million floating rate note exposure to ALC that weakened roughly 20 points during the period. ALC is the fourth-largest oriented strand board (OSB) manufacturer in North America. A slowdown in residential construction, coupled with additional OSB capacity, resulted in OSB price weakness, which adversely impacted the company's financial results. We had a $10 million floating rate and $8.5 million fixed rate bond exposure in satellite radio company XM Satellite Radio. The bonds declined nearly six points in price following management's announcement of slower-than-expected subscriber growth. Although XM Satellite remains first in this space, Sirius Satellite Radio, Inc. has managed to close the subscriber gap. Finally, the Fund's bond and stock positions in GEO Specialty Chemicals declined roughly four points and two points, respectively, over the six-month period. These declines occurred despite a marked improvement in GEO's financial results and operations during the first half of 2006. We continue to believe that the price decline primarily reflects technical selling pressure related to the company's securities, which has arisen partly because of a lack of information in the market regarding the company. The Fund continues to benefit from an attractive coupon on the bonds, and we expect the technical pressures to at least stabilize going forward.

What changes were made to the portfolio during the period?

We continued to shorten the portfolio's duration, and the attendant price sensitivity to rising long-term interest rates, by investing in floating rate notes and bank loans. The Fund began the period with a roughly 60% fixed rate/40% floating rate composition. In our last report to shareholders, we stated that it was our intention to target a 50% fixed/50% floating make-up in 2006. At period-end, the portfolio was constructed with a 51% fixed rate/49% floating rate composition. The Fund's duration at August 31, 2006, was 2.3 years, compared to 4.3 years for the Credit Suisse High Yield Index. This means the Fund is positioned with less sensitivity to interest rate moves, cushioning its underlying value in the event of rising interest rates. Essentially, we have removed nearly 50% of the price risk that would result from rising long-term interest rates.

How would you characterize the Fund's position at the close of the period?

The 10-year Treasury yield retreated to approximately 4.75% at August 31, 2006, after brushing up against 5.25% last June. We continue to believe there is a good chance that a spike in inflation could prompt a rise in long-term interest rates. In the meantime, we are basing half of the portfolio off of a three-month LIBOR rate of 5.4%. We believe this remains an attractive proposition given the 4.75% yield of the 10-year Treasury.

We thank you for your interest in the Fund and look forward to reviewing our performance, strategy and outlook with you again in our next report to shareholders.

Kevin J. Booth
Vice President and Portfolio Manager

September 15, 2006

--------------------------------------------------------------------------------
Effective October 2, 2006, we are pleased to announce that Mark J. Williams has joined Kevin Booth as Portfolio Manager and together they are primarily responsible for the day-to-day management of the Fund. Mr. Williams is a Managing Director and portfolio manager/loan originator with BlackRock. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group.
--------------------------------------------------------------------------------


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006        5

Portfolio Information

As of August 31, 2006

--------------------------------------------------------------------------------
                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
Charter Communications, Inc. Term Loan B,
 8.125% due 4/28/2013 ................................................    2.8%
Nova Chemicals Corp., 8.405%
 due 11/15/2013 ......................................................    2.6
United Rentals North America, Inc., 7.75%
 due 11/15/2013 ......................................................    2.0
Sirius Satellite Radio, Inc., 9.625%
 due 8/01/2013 .......................................................    1.8
JSG Funding Plc, 7.75% due 4/01/2015 .................................    1.7
Simmons Co., 11.074% due 12/15/2014 ..................................    1.6
Rainbow National Services LLC, 10.375%
 due 9/01/2014 .......................................................    1.6
SBA Senior Finance Term Loan, 7.33%
 due 1/27/2007 .......................................................    1.5
Omnova Solutions, Inc., 11.25%
 due 6/01/2010 .......................................................    1.5
Frontier Drilling Term Loan B, 8.68%
 due 6/21/2013 .......................................................    1.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Cable -- U.S. ........................................................   19.5%
Chemicals ............................................................   11.9
Paper ................................................................   10.1
Information Technology ...............................................    8.0
Broadcasting .........................................................    7.8
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
BBB/Baa ..............................................................    0.5%
BB/Ba ................................................................   10.8
B/B ..................................................................   60.7
CCC/Caa ..............................................................   15.5
CCC/Ca ...............................................................    0.6
NR (Not Rated) .......................................................    8.8
Other* ...............................................................    3.1
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stocks, preferred stocks, warrants and other interests.


6       BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006

Schedule of Investments                                        (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                     Value
===============================================================================
Aerospace & Defense--3.1%
   $ 5,000,000    Alliant Techsystems, Inc., 3%
                    due 8/15/2024 (a)(j)                          $   5,868,750
     7,500,000    L-3 Communications Corp., 3%
                    due 8/01/2035 (a)(j)                              7,546,875
     9,870,000    Vought Aircraft Industries, Inc., 8%
                    due 7/15/2011                                     8,883,000
                                                                  -------------
                                                                     22,298,625
===============================================================================
Automotive--3.4%
       700,000    Advanced Accessory Systems LLC, 10.75%
                    due 6/15/2011                                       719,250
     3,150,000    Cooper-Standard Automotive, Inc., 8.375%
                    due 12/15/2014                                    2,386,125
     2,700,000    Delco Remy International, Inc., 9.507%
                    due 4/15/2009 (b)                                 2,659,500
     4,625,000    Exide Technologies,11.50% due 3/15/2013 (j)         4,070,000
     5,000,000    Ford Motor Credit Co., 9.957%
                    due 4/15/2012 (b)                                 5,285,800
    10,050,000    Metaldyne Corp., 11% due 6/15/2012                  9,246,000
                  Venture Holdings Co. LLC:
     4,450,000        12% due 6/01/2009 (d)                                   0
     1,800,000        Series B, 9.50% due 7/01/2005 (h)                   2,250
                                                                  -------------
                                                                     24,368,925
===============================================================================
Broadcasting--6.9%
     5,000,000    Canadian Satellite Radio Holdings, Inc.,
                    12.75% due 2/15/2014 (j)                          4,937,500
     1,100,000    LIN Television Corp. Series B, 6.50%
                    due 5/15/2013                                     1,014,750
                  Paxson Communications Corp. (b)(j):
     2,800,000        8.757% due 1/15/2012                            2,821,000
     5,625,000        11.757% due 1/15/2013                           5,667,188
     3,235,000    Sinclair Broadcast Group, Inc. Class A,
                    4.875% due 7/15/2018 (a)                          2,899,369
    13,300,000    Sirius Satellite Radio, Inc., 9.625%
                    due 8/01/2013                                    12,635,000
                  XM Satellite Radio, Inc. (j):
    10,000,000        9.989% due 5/01/2013 (b)                        9,325,000
     8,500,000        9.75% due 5/01/2014                             7,990,000
     2,000,000    Young Broadcasting, Inc.,10% due 3/01/2011          1,850,000
                                                                  -------------
                                                                     49,139,807
===============================================================================
Cable--International--0.1%
       750,000    NTL Cable Plc, 8.75% due 4/15/2014                    778,125
===============================================================================
Cable--U.S.--9.6%
     7,500,000    Adelphia Communications Corp., 6%
                    due 2/15/2006 (a)(h)                                 37,500
     3,450,000    CSC Holdings, Inc., 7.25% due 7/15/2008             3,488,813
     4,225,000    Cablevision Systems Corp. Series B, 9.62%
                    due 4/01/2009 (b)                                 4,504,906
                  Charter Communications Holdings LLC:
     3,750,000        10% due 4/01/2009                               3,412,500
     2,000,000        11.75% due 1/15/2010                            1,680,000
     2,000,000        11.125% due 1/15/2011                           1,540,000
     3,000,000        10% due 5/15/2011                               2,130,000
     2,500,000    Insight Midwest, LP, 9.75%
                    due 10/01/2009                                    2,543,750
     7,500,000    Intelsat Bermuda Ltd., 11.55%
                    due 6/15/2013 (b)(j)                              7,781,250
                  Intelsat Subsidiary Holding Co. Ltd.:
     3,825,000        10.484% due 1/15/2012 (b)                       3,882,375
     3,375,000        8.25% due 1/15/2013                             3,366,563
     4,800,000        8.625% due 1/15/2015                            4,848,000
     1,023,000    Loral Spacecom Corp., 14% due 11/15/2015 (f)        1,158,548
     3,875,000    Mediacom LLC, 9.50% due 1/15/2013                   3,981,563
     5,650,000    PanAmSat Corp., 9% due 6/15/2016 (j)                5,734,750
    10,000,000    Rainbow National Services LLC, 10.375%
                    due 9/01/2014 (j)                                11,137,500
    10,350,000    Zeus Special Subsidiary Ltd., 9.25%
                    due 2/01/2015 (g)(j)                              7,089,750
                                                                  -------------
                                                                     68,317,768
===============================================================================
Chemicals--9.6%
     3,550,000    ArCo Chemical Co., 9.80% due 2/01/2020              4,055,875
     4,000,000    Compass Minerals International, Inc. Series B,
                    12% due 6/01/2013 (g)                             3,710,000
     9,783,000    GEO Specialty Chemicals, Inc., 13.981%
                    due 12/31/2009 (b)                                8,070,975
                  Huntsman International, LLC:
     1,635,000        9.875% due 3/01/2009                            1,700,400
     1,199,000        10.125% due 7/01/2009                           1,222,980
     1,500,000    Innophos, Inc., 8.875% due 8/15/2014                1,500,000
     2,400,000    Millennium America, Inc., 7.625%
                    due 11/15/2026                                    2,112,000
    18,000,000    Nova Chemicals Corp., 8.405%
                    due 11/15/2013 (b)                               18,382,500
    10,000,000    Omnova Solutions, Inc., 11.25% due 6/01/2010       10,600,000
     5,025,101    PCI Chemicals Canada, Inc.,10%
                    due 12/31/2008                                    5,213,542
     2,500,000    PolyOne Corp., 6.89% due 9/22/2008                  2,396,875
                  Rockwood Specialties Group, Inc.:
     2,612,000        10.625% due 5/15/2011                           2,801,370
       450,000        7.50% due 11/15/2014                              442,125
     6,000,000    Tronox Worldwide LLC, 9.50% due 12/01/2012          6,165,000
                                                                  -------------
                                                                     68,373,642
===============================================================================
Consumer--Durables--1.6%
    16,500,000    Simmons Co., 11.074% due 12/15/2014 (g)            11,508,750
===============================================================================
Consumer--Non-Durables--2.0%
     9,000,000    Hines Nurseries, Inc., 10.25% due 10/01/2011        8,010,000
     5,750,000    Levi Strauss & Co., 10.258% due 4/01/2012 (b)       5,936,875
                                                                  -------------
                                                                     13,946,875
===============================================================================
Diversified Media--4.2%
     2,000,000    Cadmus Communications Corp., 8.375%
                    due 6/15/2014                                     1,955,000
     7,000,000    Houghton Mifflin Co., 12.031%
                    due 5/15/2011 (b)(j)                              7,035,000
     7,500,000    Liberty Media Corp., 0.75% due 3/30/2023 (a)        7,865,625
     2,675,000    Muzak Holdings, LLC, 13% due 3/15/2010                441,375
     3,875,000    NBC Acquisition Corp., 11% due 3/15/2013 (g)        2,731,875
     4,325,000    Nielsen Finance LLC, 10% due 8/01/2014 (j)          4,427,719
                  Universal City Florida Holding Co. I:
       375,000        8.375% due 5/01/2010                              377,344
     5,300,000        10.239% due 5/01/2010 (b)                       5,419,250
                                                                  -------------
                                                                     30,253,188
===============================================================================
Energy--Exploration & Production--1.2%
     3,000,000    Chaparral Energy, Inc., 8.50% due 12/01/2015        3,022,500
     5,500,000    Compton Petroleum Finance Corp., 7.625%
                    due 12/01/2013                                    5,362,500
                                                                  -------------
                                                                      8,385,000
===============================================================================


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006        7

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                     Value
===============================================================================
Energy--Other--2.4%
   $ 1,000,000    Dresser, Inc., 9.375% due 4/15/2011             $   1,017,500
     2,045,000    Dresser-Rand Group, Inc., 7.375%
                    due 11/01/2014                                    1,968,313
     8,000,000    Ocean RIG ASA, 9.481% due 4/04/2011 (b)             7,940,000
     6,300,000    SemGroup LP, 8.75% due 11/15/2015 (j)               6,410,250
                                                                  -------------
                                                                     17,336,063
===============================================================================
Financial--1.0%
     5,743,690    Archimedes Funding III Ltd., 5.50%
                    due 11/29/2011 (b)(j)                             3,963,146
     1,500,000    Investcorp SA, 7.54% due 10/21/2008                 1,521,740
     2,000,000    Pennant CBO Ltd., 13.43% due 3/14/2011              1,360,000
                                                                  -------------
                                                                      6,844,886
===============================================================================
Food & Drug--0.2%
     1,000,000    Stripes Acquisition LLC, 10.625%
                    due 12/15/2013                                    1,050,000
===============================================================================
Food & Tobacco--0.1%
       842,946    Archibald Candy Corp., 10% due 11/01/2007 (d)          53,687
     1,000,000    Dole Food Co., Inc., 8.75% due 7/15/2013              945,000
                                                                  -------------
                                                                        998,687
===============================================================================
Gaming--4.4%
                  Galaxy Entertainment Finance Co. Ltd. (j):
     9,250,000        10.42% due 12/15/2010 (b)                       9,689,375
     1,250,000        9.875% due 12/15/2012                           1,309,375
     5,250,000    Inn of the Mountain Gods Resort & Casino,
                    12% due 11/15/2010                                5,302,500
     4,000,000    Jacobs Entertainment Co., 9.75%
                    due 6/15/2014 (j)                                 3,995,000
     3,275,000    Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (j)                          3,258,625
       915,000    Penn National Gaming, Inc., 6.75%
                    due 3/01/2015                                       880,688
     3,400,000    Station Casinos, Inc., 7.75% due 8/15/2016          3,506,250
     3,000,000    Tunica-Biloxi Gaming Authority, 9%
                    due 11/15/2015 (j)                                3,082,500
                                                                  -------------
                                                                     31,024,313
===============================================================================
Health Care--6.5%
     3,525,000    CDRV Investors, Inc., 9.75% due 1/01/2015 (g)       2,538,000
     4,963,829    Cinacalcet Royalty Corp., 8% due 3/30/2017 (j)      5,410,573
                  Elan Finance Plc:
     3,525,000        7.75% due 11/15/2011                            3,384,000
     4,825,000        9.405% due 11/15/2011 (b)                       4,873,250
                  HealthSouth Corp. (j):
     9,000,000        11.418% due 6/15/2014 (b)                       9,247,500
     6,750,000        10.75% due 6/15/2016                            6,901,875
     5,000,000    Risperdal Consta Pharma, 7% due 1/01/2018           4,600,000
     6,000,000    Tenet Healthcare Corp., 7.375% due 2/01/2013        5,340,000
     1,400,000    VWR International, Inc., 8% due 4/15/2014           1,386,000
     4,100,000    Vanguard Health Holding Co. I, LLC, 11.25%
                    due 10/01/2015 (g)                                2,952,000
                                                                  -------------
                                                                     46,633,198
===============================================================================
Housing--4.3%
                  Goodman Global Holding Co., Inc.:
     2,319,000        8.329% due 6/15/2012 (b)                        2,319,000
     8,200,000        7.875% due 12/15/2012                           7,687,500
     5,850,000    Nortek, Inc., 8.50% due 9/01/2014                   5,440,500
     5,450,000    Ply Gem Industries, Inc., 9% due 2/15/2012          4,414,500
                  Scranton Products, Inc.:
     3,000,000        12.39% due 7/01/2012 (b)                        3,090,000
     1,300,000        10.50% due 7/01/2013                            1,342,250
     2,250,000    Stanley-Martin Communities LLC, 9.75%
                    due 8/15/2015                                     1,755,000
     5,000,000    Technical Olympic USA, Inc., 8.25%
                    due 4/01/2011 (j)                                 4,675,000
                                                                  -------------
                                                                     30,723,750
===============================================================================
Information Technology--5.5%
                  Amkor Technology, Inc.:
     6,950,000        9.25% due 2/15/2008                             7,019,500
     3,000,000        7.125% due 3/15/2011                            2,850,000
     1,000,000    Cypress Semiconductor Corp., 1.25%
                    due 6/15/2008 (a)                                 1,182,500
     2,425,000    MagnaChip Semiconductor SA, 8.579%
                    due 12/15/2011 (b)                                2,073,375
                  SunGard Data Systems, Inc.:
     7,075,000        9.125% due 8/15/2013                            7,304,938
     3,825,000        9.973% due 8/15/2013 (b)                        3,997,125
     4,818,000        10.25% due 8/15/2015 (j)                        4,920,383
     2,925,000    Telcordia Technologies Inc., 10%
                    due 3/15/2013 (j)                                 2,332,688
     2,775,000    UGS Capital Corp. II, 10.38%
                    due 6/01/2011 (b)(f)(j)                           2,795,813
     5,075,000    Viasystems, Inc., 10.50% due 1/15/2011              4,922,750
                                                                  -------------
                                                                     39,399,072
===============================================================================
Leisure--3.2%
     5,475,000    FelCor Lodging LP, 9.57% due 6/01/2011 (b)          5,611,875
     5,183,263    HRP Myrtle Beach Holdings LLC, 14.50%
                    due 4/01/2014 (f)(j)                              5,384,115
                  HRP Myrtle Beach Operations LLC (j):
     5,000,000        9.829% due 4/01/2012 (b)                        4,975,000
     5,000,000        12.50% due 4/01/2013                            4,975,000
     2,000,000    True Temper Sports, Inc., 8.375% due 9/15/2011      1,780,000
                                                                  -------------
                                                                     22,725,990
===============================================================================
Manufacturing--1.2%
     4,000,000    CPI Holdco, Inc., 11.298% due 2/01/2015 (b)         4,120,000
     3,815,000    Invensys Plc, 9.875% due 3/15/2011 (j)              4,120,200
                                                                  -------------
                                                                      8,240,200
===============================================================================
Metal--Other--2.7%
                  Indalex Holding Corp.:
     1,500,000        11.50% due 2/01/2014                            1,597,500
     5,000,000        11.50% due 2/01/2014 (j)                        5,300,000
     8,500,000    James River Coal Co., 9.375% due 6/01/2012          7,883,750
     4,550,000    RathGibson, Inc., 11.25% due 2/15/2014 (j)          4,686,500
                                                                  -------------
                                                                     19,467,750
===============================================================================


8       BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                     Value
===============================================================================
Packaging--2.0%
   $ 1,100,000    Graham Packing Co., Inc., 9.875%
                    due 10/15/2014                                $   1,058,750
     8,000,000    Packaging Dynamics Finance Corp., 10%
                    due 5/01/2016 (j)                                 8,000,000
     6,325,000    Wise Metals Group LLC, 10.25% due 5/15/2012         4,996,750
                                                                  -------------
                                                                     14,055,500
===============================================================================
Paper--10.1%
     6,500,000    Abitibi-Consolidated, Inc., 8.829%
                    due 6/15/2011 (b)                                 6,402,500
                  Ainsworth Lumber Co. Ltd. (b):
     9,725,000        9.249% due 10/01/2010                           8,120,375
     8,000,000        9.499% due 4/01/2013                            6,240,000
                  Boise Cascade LLC:
     2,150,000        8.382% due 10/15/2012 (b)                       2,160,750
       900,000        7.125% due 10/15/2014                             837,000
     7,600,000    Bowater, Inc., 8.329% due 3/15/2010 (b)             7,676,000
     3,775,000    Domtar, Inc., 7.125% due 8/15/2015                  3,510,750
     2,000,000    Graphic Packaging International Corp.,
                    9.50% due 8/15/2013                               2,010,000
                  NewPage Corp.:
     8,000,000        11.739% due 5/01/2012 (b)                       8,640,000
     4,725,000        12% due 5/01/2013                               4,878,563
    13,625,000    Smurfit Kappa Funding Plc, 7.75%
                    due 4/01/2015                                    12,398,750
     1,600,000    Smurfit-Stone Container Enterprises, Inc.,
                    8.375% due 7/01/2012                              1,524,000
                  Verso Paper Holdings LLC (j):
     4,400,000        9.235% due 8/01/2014 (b)                        4,433,000
     3,125,000        11.375% due 8/01/2016                           3,093,750
                                                                  -------------
                                                                     71,925,438
===============================================================================
Retail--1.6%
                  Neiman Marcus Group, Inc.:
     6,000,000        9% due 10/15/2015                               6,375,000
     5,000,000        10.375% due 10/15/2015                          5,350,000
                                                                  -------------
                                                                     11,725,000
===============================================================================
Service--2.7%
     2,000,000    Buhrmann US, Inc., 7.875% due 3/01/2015             1,940,000
     3,000,000    Neff Rental LLC, 11.25% due 6/15/2012 (j)           3,225,000
    14,825,000    United Rentals North America, Inc., 7.75%
                    due 11/15/2013                                   14,194,938
                                                                  -------------
                                                                     19,359,938
===============================================================================
Telecommunications--5.2%
     5,000,000    ADC Telecommunications, Inc., 5.795%
                    due 6/15/2013 (a)(b)                              4,706,250
     5,100,000    Cincinnati Bell, Inc., 8.375% due 1/15/2014         5,119,125
     2,600,000    Nordic Telephone Co. Holdings ApS, 8.875%
                    due 5/01/2016 (j)                                 2,704,000
     7,900,000    Qwest Communications International, Inc.,
                    8.905% due 2/15/2009 (b)                          8,018,500
     2,675,000    Qwest Corp., 8.579% due 6/15/2013 (b)               2,878,969
                  Time Warner Telecom Holdings, Inc.:
     7,000,000        9.405% due 2/15/2011 (b)                        7,140,000
     6,000,000        9.25% due 2/15/2014                             6,240,000
                                                                  -------------
                                                                     36,806,844
===============================================================================
Transportation--0.3%
     2,500,000    Titan Petrochemicals Group Ltd., 8.50%
                    due 3/18/2012 (j)                                 2,081,250
===============================================================================
Utility--2.0%
     4,142,000    Centerpoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (a)                                 5,338,003
     3,375,000    Dynegy Holdings, Inc., 8.375%
                    due 5/01/2016 (j)                                 3,324,375
     4,000,000    El Paso Performance-Linked Trust, 7.75%
                    due 7/15/2011 (j)                                 4,075,000
     1,425,000    Williams Cos., Inc., 8.625% due 6/01/2010           1,487,356
                                                                  -------------
                                                                     14,224,734
===============================================================================
Wireless Communications--0.4%
     2,500,000    iPCS Escrow Co., 11.50% due 5/01/2012               2,812,500
===============================================================================
                  Total Corporate Bonds
                  (Cost--$716,067,282)--97.5%                       694,805,818
===============================================================================

                  Floating Rate Loan Interests**
===============================================================================
Airlines--1.1%
                  Delta Air Lines:
     3,000,000        Term Loan B, 10.023% due 3/16/2008              3,039,642
     3,000,000        Term Loan C, 12.773% due 3/16/2008              3,076,173
                  United Air Lines:
       248,750        Delay Draw Term Loan, 9.08%
                        due 2/01/2012                                   252,481
     1,741,250        Term Loan B, 9.25% due 2/01/2012                1,767,369
                                                                  -------------
                                                                      8,135,665
===============================================================================
Automotive--3.6%
     7,775,042    Delphi Automotive Systems Term Loan B,
                    13.75% due 6/14/2011                              8,071,465
                  Intermet Corp.:
     1,685,185        Letter of Credit,10.248% due 11/08/2010         1,376,233
     4,814,815        Term Loan B, 10.39% due 11/08/2010              3,932,100
                  JL French Corp.:
     4,000,000        First Lien Term Loan, 8.499% due 6/05/2011      3,993,332
     2,000,000        Second Lien Term Loan, 10.75%
                        due 6/05/2012                                 1,950,000
                  Tenneco Automotive, Inc.:
     2,185,236        Term Loan B, 7.40% due 12/12/2010               2,200,533
       959,936        Tranche B-1 Credit Linked Deposit,
                        7.402% due 12/12/2010                           966,655
     3,250,000    Visteon Corp. Term Loan B, 8.61%
                    due 6/13/2013                                     3,250,000
                                                                  -------------
                                                                     25,740,318
===============================================================================
Broadcasting--0.9%
     6,500,000    Ellis Communications Term Loan, 10%
                    due 12/30/2011                                    6,500,000
===============================================================================


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006        9

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Floating Rate Loan Interests**                      Value
===============================================================================
Cable--U.S.--9.0%
   $10,000,000    Adelphia Communications Corp. Term Loan B,
                    10.25% due 6/30/2009                          $   9,737,500
                  Cebridge Connections:
     8,080,711        Second Lien Term Loan, 11.49%
                        due 5/05/2014                                 7,838,290
     4,310,344        Term Loan B, 7.739% due 11/06/2013              4,285,327
     7,000,000    Century Cable Holdings LLC Discretionary Term
                    Loan, 10.25% due 12/31/2009                       6,785,620
    20,000,000    Charter Communications, Inc. Term Loan B,
                    8.125% due 4/28/2013                             20,073,620
     7,800,000    Insight Midwest Holdings LLC Term Loan C,
                    7.375% due 12/31/2009                             7,849,156
                  Olympus Cable Holdings LLC:
     6,000,000        Term Loan B, 10.25% due 9/30/2010               5,819,064
     1,500,000        Tranche 2 Term Loan A, 9.50%
                        due 6/30/2010                                 1,447,734
                                                                  -------------
                                                                     63,836,311
===============================================================================
Chemicals--2.2%
     2,809,462    Huntsman ICI Holdings Term Loan B, 7.076%
                    due 8/16/2012                                     2,805,951
     3,152,000    Rockwood Specialties Group, Inc. Tranche D
                    Term Loan, 7.485% due 12/13/2012                  3,170,717
    10,000,000    Wellman, Inc. Second Lien Term Loan,
                    12.239% due 2/10/2010                             9,775,000
                                                                  -------------
                                                                     15,751,668
===============================================================================
Energy--Exploration & Production--1.6%
    10,000,000    Frontier Drilling Term Loan B, 8.68%
                    due 6/21/2013                                    10,025,000
     1,246,875    MEG Energy Corp. Term Loan B, 7.50%
                    due 4/03/2013                                     1,249,658
                                                                  -------------
                                                                     11,274,658
===============================================================================
Energy--Other--1.6%
                  Dresser, Inc.:
       211,632        Term Loan C, 7.83% due 4/10/2009                  213,749
     2,500,000        Term Loan Unsecured, 8.94%
                        due 2/25/2010                                 2,550,000
     8,000,000    Scorpion Drilling Ltd. Second Lien Term Loan,
                    13.576% due 5/05/2015                             8,320,000
                                                                  -------------
                                                                     11,083,749
===============================================================================
Financial--0.8%
     6,000,000    JG Wentworth Manufacturing Term Loan,
                    9.008% due 4/12/2011                              6,067,500
===============================================================================
Food & Tobacco--2.1%
     1,000,000    Bolthouse Farms, Inc. Second Lien Term Loan,
                    10.999% due 12/16/2013                            1,019,167
     2,811,750    Commonwealth Brands Term Loan, 7.75%
                    due 12/22/2012                                    2,832,135
                  Dole Food Co., Inc.:
       465,116        Letter of Credit, 5.37% due 4/12/2013             458,947
     1,043,895        Term Loan B, 7.375% due 4/12/2013               1,030,045
     3,479,651        Term Loan C, 7.313% - 9.25%
                        due 4/12/2013                                 3,433,497
     6,000,000    QCE LLC Second Lien Term Loan, 11.249%
                    due 11/05/2013                                    5,993,124
                                                                  -------------
                                                                     14,766,915
===============================================================================
Gaming--0.7%
     5,000,000    Venetian Macau U.S. Finance Co. LLC
                    Term Loan B, 8.20% due 5/25/2013                  5,025,000
===============================================================================
Housing--2.0%
     4,672,338    Headwaters, Inc. Term Loan B-1, 7.38% - 7.50%
                    due 4/30/2011                                     4,698,620
    10,000,000    Stile U.S. Acquisition Corp. Bridge Loan,
                    11% due 4/06/2015                                 9,483,330
                                                                  -------------
                                                                     14,181,950
===============================================================================
Information Technology--2.5%
     3,950,100    Activant Solutions Term Loan B, 7.438% - 7.50%
                    due 5/02/2013                                     3,900,724
     8,000,000    Aspect Software 2nd Lien PR, 12.563%
                    due 7/11/2012                                     8,020,000
     3,027,500    Fidelity National Information Solutions, Inc.
                    Term Loan B, 7.08% due 3/08/2013                  3,038,965
     3,332,813    Telcordia Technologies, Inc. Term Loan,
                    7.86% - 7.90% due 9/15/2012                       3,178,670
                                                                  -------------
                                                                     18,138,359
===============================================================================
Metal--Other--1.2%
                  Euramax International Plc:
     4,010,526        Second Lien Term Loan,
                        12.489% due 6/29/2013                         4,043,112
     1,989,474        Second Lien Term Loan, 12.49%
                        due 6/29/2013                                 2,005,638
     2,551,265        Tranche 3 Term Loan B, 8.06%
                        due 6/29/2012                                 2,567,210
                                                                  -------------
                                                                      8,615,960
===============================================================================
Packaging--0.8%
     3,842,365    Anchor Glass Container Corp. Term Loan B,
                    7.65% - 7.749% due 5/03/2013                      3,851,970
     2,000,000    Graham Packaging Co. LP Second Lien Term
                    Loan, 9.75% due 4/07/2012                         2,027,500
                                                                  -------------
                                                                      5,879,470
===============================================================================
Service--1.4%
     3,500,000    NES Rentals Holdings, Inc. Term Loan C,
                    12.125% due 7/20/2013                             3,533,541
                  Waste Services, Inc. Term Loan B:
     2,154,600        8.58% - 8.65% due 3/31/2011                     2,170,760
     3,910,000        8.58% due 3/31/2011                             3,936,881
                                                                  -------------
                                                                      9,641,182
===============================================================================
Steel--0.0%
                  Acme Metals, Inc. Term Loan (h):
     7,000,072        11.75% - 12% due 12/01/2005                             1
       711,758        12.25% due 12/01/2005                                   0
                                                                  -------------
                                                                              1
===============================================================================
Telecommunications--2.2%
    11,000,000    SBA Senior Finance Term Loan, 7.33%
                    due 1/27/2007                                    11,030,943
     3,161,871    Winstar Communications Debtor In Possession,
                    6.366% due 12/31/2006 (d)                         4,489,857
                                                                  -------------
                                                                     15,520,800
===============================================================================
Utility--1.0%
     2,000,000    Calpine Corp. Second Lien Debtor in Possession,
                    9.499% due 12/20/2007                             2,029,166
                  Covanta Energy Corp.:
     2,000,000        Delayed Draw Term Loan, 7.749%
                        due 6/30/2012                                 2,000,000
     3,250,000        Second Lien Term Loan, 10.96%
                        due 6/24/2013                                 3,323,125
                                                                  -------------
                                                                      7,352,291
===============================================================================


10      BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Floating Rate Loan Interests**                      Value
===============================================================================
Wireless Communications--1.3%
   $ 5,500,000    Centennial Cellular Operating Co. Term Loan,
                    7.318% - 7.749% due 2/09/2011                 $   5,543,703
     3,500,000    Crown Castle Operating Co. Term Loan B,
                    7.65% due 6/01/2014                               3,523,335
                                                                  -------------
                                                                      9,067,038
-------------------------------------------------------------------------------
                  Total Floating Rate Loan Interests
                  (Cost--$257,369,907)--36.0%                       256,578,835
===============================================================================

        Shares
          Held    Common Stocks
===============================================================================
Cable--U.S.--0.5%
       142,518    Loral Space & Communications Ltd. (c)               3,662,713
===============================================================================
Chemicals--0.1%
       339,340    GEO Specialty Chemicals, Inc. (c)                     678,680
===============================================================================
Financial--0.3%
        35,000    Preferred Term Securities VI (j)                    2,130,100
===============================================================================
Food & Tobacco--0.5%
     1,428,423    Viskase Cos., Inc. (c)                              3,213,952
===============================================================================
Leisure--0.0%
         5,000    HRP PIK Corp. Class B (j)                                  50
        27,787    Lodgian, Inc. (c)                                     347,615
                                                                  -------------
                                                                        347,665
===============================================================================
Manufacturing--1.0%
       724,291    ACP Holding Co. (c)                                 1,158,866
       286,757    Medis Technologies Ltd. (c)                         5,743,743
                                                                  -------------
                                                                      6,902,609
===============================================================================
Paper--0.0%
       211,149    Western Forest Products, Inc. (c)                     313,941
===============================================================================
Service--0.5%
        90,876    Outsourcing Solutions Inc. (c)                      3,544,155
===============================================================================
Steel--0.0%
        41,149    Acme Package Corp. Senior Holdings (c)(i)                   0
===============================================================================
                  Total Common Stocks
                  (Cost--$22,143,313)--2.9%                          20,793,815
===============================================================================

                  Preferred Stocks
===============================================================================
Automotive--0.6%
       200,000    General Motors Corp. Series C, 6.25% (a)(j)         4,200,000
===============================================================================
Broadcasting--0.0%
             2    ION Media Networks, Inc., 9.75% (a)(f)(j)              12,580
===============================================================================
Cable--U.S.--0.3%
         5,000    Adelphia Communications Corp. Series B,
                    13% (c)                                               1,250
         9,594    Loral Spacecom Corp. Series A, 12% (c)(f)           1,894,815
                                                                  -------------
                                                                      1,896,065
-------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost--$7,252,459)--0.9%                            6,108,645
===============================================================================

                  Warrants (k)
===============================================================================
Broadcasting--0.0%
        15,000    Sirius Satellite Radio, Inc.
                    (expires 5/15/2009)                                   6,750
===============================================================================
Health Care--0.0%
       126,761    HealthSouth Corp. (expires 1/16/2014)                 221,832
===============================================================================
Manufacturing--0.2%
       652,739    ACP Holding Co. (expires 9/30/2013)                 1,044,382
===============================================================================
Paper--0.0%
            17    Cellu Tissue Holdings, Inc.
                    (expires 5/08/2007)                                       0
         7,000    MDP Acquisitions Plc
                    (expires 10/01/2013)                                140,000
                                                                  -------------
                                                                        140,000
===============================================================================
Wireless Communications--0.1%
         1,325    American Tower Corp. (expires 8/01/2008)              668,237
-------------------------------------------------------------------------------
                  Total Warrants
                  (Cost--$870,754)--0.3%                              2,081,201
===============================================================================

    Beneficial
      Interest    Other Interests (e)
===============================================================================
Automotive--0.0%
    $3,614,601    Cambridge Industries, Inc.
                    (Litigation Trust Certificates)                          36
===============================================================================
Cable--U.S.--0.1%
     9,500,000    Pegasus Satellite Communications, Inc.
                    (Litigation Trust Certificates)                   1,045,000
-------------------------------------------------------------------------------
                  Total Other Interests
                  (Cost--$1,440,678)--0.1%                            1,045,036
===============================================================================
Total Investments (Cost--$1,005,144,393*)--137.7%                   981,413,350

Liabilities in Excess of Other Assets--(37.7%)                     (268,490,124)
                                                                  -------------
Net Assets--100.0%                                                $ 712,923,226
                                                                  =============


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006       11

Schedule of Investments (concluded)                            (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................              $ 1,004,887,696
                                                                ===============
      Gross unrealized appreciation ..............              $    29,606,473
      Gross unrealized depreciation ..............                  (53,080,819)
                                                                ---------------
      Net unrealized depreciation ................              $   (23,474,346)
                                                                ===============

** Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.
(a)   Convertible security.
(b)   Floating rate security.
(c)   Non-income producing security.
(d) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(g) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.
(h) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity and is non-income producing.
(i) Restricted security as to resale, representing 0.0% of net assets, were as follows:

      --------------------------------------------------------------------------
                                Acquisition
      Issue                         Date                Cost               Value
      --------------------------------------------------------------------------
      Acme Package Corp.
        Senior Holdings          11/25/2002              --                  --
      --------------------------------------------------------------------------

(j) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(k) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                     Net
      Affiliate                                    Activity           Interest
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                           --              $ 55,195
      --------------------------------------------------------------------------

o     Swaps outstanding as of August 31, 2006 were as follows:

      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Appreciation
      --------------------------------------------------------------------------
      Sold credit default protection on General
        Motors Corp. and receive 5%
        Broker, Citibank N.A.
        Expires December 2006                          $8,000,000   $    669,624
      Sold credit default protection on General
        Motors Corp. and receive 5%
        Broker, Lehman Brothers Special Finance
        Expires December 2006                          $7,000,000        638,421
      --------------------------------------------------------------------------
      Total                                                         $  1,308,045
                                                                    ============

      See Notes to Financial Statements.


12      BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006

Statement of Assets, Liabilities and Capital

As of August 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Investments in unaffiliated securities, at value
            (identified cost--$1,005,144,393) ..................................................                     $  981,413,350
           Cash ................................................................................                          6,955,946
           Unrealized appreciation on swaps ....................................................                          1,308,045
           Receivables:
              Interest .........................................................................   $   16,705,661
              Swaps ............................................................................          152,083
              Commitment fees ..................................................................            9,003        16,866,747
                                                                                                   --------------
           Prepaid expenses ....................................................................                              7,178
                                                                                                                     --------------
           Total assets ........................................................................                      1,006,551,266
                                                                                                                     --------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
           Loans ...............................................................................                        286,000,000
           Swap premiums received ..............................................................                            314,330
           Unfunded loan commitment ............................................................                             10,040
           Payables:
              Securities purchased .............................................................        6,500,000
              Investment adviser ...............................................................          405,798
              Interest on loans ................................................................          303,144
              Other affiliates .................................................................            5,840         7,215,782
                                                                                                   --------------
           Accrued expenses ....................................................................                             88,888
                                                                                                                     --------------
           Total liabilities ...................................................................                        293,628,040
                                                                                                                     --------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets ..........................................................................                     $  712,923,226
                                                                                                                     ==============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
           Common Stock, $.10 par value, 200,000,000 shares authorized (106,020,941
            shares issued and outstanding) .....................................................                     $   10,602,094
           Paid-in capital in excess of par ....................................................                      1,054,775,888
           Undistributed investment income--net ................................................   $    6,662,158
           Accumulated realized capital losses--net ............................................     (336,683,876)
           Unrealized depreciation--net ........................................................      (22,433,038)
                                                                                                   --------------
           Total accumulated losses--net .......................................................                       (352,454,756)
                                                                                                                     --------------
           Total capital--Equivalent to $6.72 net asset value per share of Common
            Stock (market price--$7.06) ........................................................                     $  712,923,226
                                                                                                                     ==============

      See Notes to Financial Statements.


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006       13

Statement of Operations

For the Six Months Ended August 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
           Interest (including $55,195 from affiliates) ........................................                     $   44,762,356
           Dividends ...........................................................................                            838,398
           Facility and other fees .............................................................                            262,624
                                                                                                                     --------------
           Total income ........................................................................                         45,863,378
                                                                                                                     --------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
           Loan interest expense ...............................................................   $    7,037,302
           Investment advisory fees ............................................................        2,946,667
           Borrowing costs .....................................................................          206,000
           Accounting services .................................................................          109,467
           Transfer agent fees .................................................................           58,869
           Professional fees ...................................................................           50,477
           Listing fees ........................................................................           32,878
           Printing and shareholder reports ....................................................           30,841
           Custodian fees ......................................................................           26,408
           Directors' fees and expenses ........................................................           22,004
           Pricing services ....................................................................           12,608
           Other ...............................................................................           20,942
                                                                                                   --------------
           Total expenses ......................................................................                         10,554,463
                                                                                                                     --------------
           Investment income--net ..............................................................                         35,308,915
                                                                                                                     --------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
           Realized gain (loss) on:
              Investments--net .................................................................       (3,618,239)
              Swaps--net .......................................................................          909,004
              Foreign currency transactions--net ...............................................               (9)       (2,709,244)
                                                                                                   --------------
           Change in unrealized appreciation/depreciation on:
              Investments--net .................................................................        2,857,742
              Swaps--net .......................................................................        1,416,809
              Unfunded corporate loans--net ....................................................          (24,102)        4,250,449
                                                                                                   --------------------------------
           Total realized and unrealized gain--net .............................................                          1,541,205
                                                                                                                     --------------
           Net Increase in Net Assets Resulting from Operations ................................                     $   36,850,120
                                                                                                                     ==============

      See Notes to Financial Statements.


14      BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006

Statements of Changes in Net Assets

                                                                                                    For the Six         For the
                                                                                                    Months Ended       Year Ended
                                                                                                     August 31,       February 28,
Increase (Decrease) in Net Assets:                                                                      2006              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income--net ..............................................................   $   35,308,915    $   67,036,658
           Realized loss--net ..................................................................       (2,709,244)       (4,220,616)
           Change in unrealized appreciation/depreciation--net .................................        4,250,449       (33,146,904)
                                                                                                   --------------------------------
           Net increase in net assets resulting from operations ................................       36,850,120        29,669,138
                                                                                                   --------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
           Dividends to shareholders from investment income--net ...............................      (33,667,471)      (68,179,612)
                                                                                                   --------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
           Value of shares issued to Common Stock shareholders in reinvestment of dividends ....        1,329,636         1,665,334
                                                                                                   --------------------------------
           Net increase in net assets resulting from capital share transactions ................        1,329,636         1,665,334
                                                                                                   --------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Total increase (decrease) in net assets .............................................        4,512,285       (36,845,140)
           Beginning of period .................................................................      708,410,941       745,256,081
                                                                                                   --------------------------------
           End of period* ......................................................................   $  712,923,226    $  708,410,941
                                                                                                   ================================
              * Undistributed investment income--net ...........................................   $    6,662,158    $    5,020,714
                                                                                                   ================================

      See Notes to Financial Statements.


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006       15

Statement of Cash Flows

For the Six Months Ended August 31, 2006
===================================================================================================================================
Cash Provided by Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
           Net increase in net assets resulting from operations ...............................................       $  36,850,120
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
              Increase in receivables .........................................................................          (1,194,568)
              Decrease in prepaid expenses and other assets ...................................................              46,095
              Decrease in other liabilities and swap premiums received ........................................            (371,516)
              Realized and unrealized gain--net ...............................................................          (1,541,205)
              Realized loss on foreign currency transactions--net .............................................                  (9)
              Amortization of premium and discount ............................................................          (2,220,028)
           Proceeds from sales and paydowns of long-term securities ...........................................         357,337,237
           Other investment-related transactions ..............................................................             909,004
           Purchases of long-term securities ..................................................................        (369,573,883)
                                                                                                                      -------------
           Cash provided by operating activities ..............................................................          20,241,247
                                                                                                                      -------------
===================================================================================================================================
Cash Used for Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
           Cash receipts from borrowings ......................................................................         285,100,000
           Cash payments from borrowings ......................................................................        (259,000,000)
           Dividends paid to shareholders .....................................................................         (32,337,835)
           Decrease in bank overdraft .........................................................................          (7,047,466)
                                                                                                                      -------------
           Cash used for financing activities .................................................................         (13,285,301)
                                                                                                                      -------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
           Net increase in cash ...............................................................................           6,955,946
           Cash at beginning of period ........................................................................                   0
                                                                                                                      -------------
           Cash at end of period ..............................................................................       $   6,955,946
                                                                                                                      =============
===================================================================================================================================
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------------------------
           Cash paid for interest .............................................................................       $   6,875,518
                                                                                                                      =============
===================================================================================================================================
Non-Cash Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
           Value of capital shares issued on reinvestment of dividends to shareholders ........................       $   1,329,636
                                                                                                                      =============

      See Notes to Financial Statements.


16      BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006

Financial Highlights

                                                              For the Six   For the Year Ended    For the      For the Year Ended
                                                              Months Ended      February 28,     Year Ended       February 28,
The following per share data and ratios have been derived      August 31,   -------------------  February 29,  -------------------
from information provided in the financial statements.            2006        2006       2005        2004        2003       2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period ....................  $   6.69    $   7.06   $   6.71    $   5.35    $   6.03   $   7.53
                                                                ------------------------------------------------------------------
     Investment income--net*** ...............................       .33         .63        .67         .75         .79        .92
     Realized and unrealized gain (loss)--net ................       .02        (.35)       .34        1.40        (.68)     (1.49)
                                                                ------------------------------------------------------------------
     Total from investment operations ........................       .35         .28       1.01        2.15         .11       (.57)
                                                                ------------------------------------------------------------------
     Less dividends from investment income--net ..............      (.32)       (.65)      (.66)       (.79)       (.79)      (.93)
                                                                ------------------------------------------------------------------
     Recovery of previously expensed offering costs
       (capital write-off) resulting from the issuance of
       Common Stock ..........................................        --          --         --          --+         --         --+
                                                                ------------------------------------------------------------------
     Net asset value, end of period ..........................  $   6.72    $   6.69   $   7.06    $   6.71    $   5.35   $   6.03
                                                                ==================================================================
     Market price per share, end of period ...................  $   7.06    $   6.77   $   6.71    $   6.69    $   5.99   $   6.57
                                                                ==================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
     Based on net asset value per share ......................      5.29%@      4.57%     15.95%      41.84%       2.04%     (7.89%)
                                                                ==================================================================
     Based on market price per share .........................      9.31%@     11.34%     10.53%      26.31%       4.85%      5.69%
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
     Expenses, excluding interest expense ....................       .98%*      1.02%      1.02%       1.00%       1.07%      1.04%
                                                                ==================================================================
     Expenses ................................................      2.94%*      2.63%      1.83%       1.53%       1.91%      2.59%
                                                                ==================================================================
     Investment income--net ..................................      9.84%*      9.55%      9.84%      12.22%      14.32%     13.69%
                                                                ==================================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
     Amount of borrowings, end of period (in thousands) ......  $286,000    $259,900   $298,400    $269,075    $245,900   $273,600
                                                                ==================================================================
     Average amount of borrowings outstanding during the
       period (in thousands) .................................  $262,505    $294,371   $304,549    $239,315    $238,863   $280,460
                                                                ==================================================================
     Average amount of borrowings outstanding per share during
       the period*** .........................................  $   2.48    $   2.79   $   2.89    $   2.29    $   2.31   $   2.75
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in thousands) ................  $712,923    $708,411   $745,256    $706,261    $557,068   $620,043
                                                                ==================================================================
     Portfolio turnover ......................................     36.61%      45.67%     60.11%      70.43%      64.54%     49.58%
                                                                ==================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006       17

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Debt Strategies Fund, Inc. was renamed BlackRock Debt Strategies Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DSU.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks and other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Floating rate loans are valued in accordance with guidelines established by the Board of Directors. Floating rate loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. As of October 2, 2006, floating rate loan interests will be valued at the mean between the last available bid prices. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans will be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for floating rate loans, Fund Asset Management, L.P. ("FAM") will value the floating rate loans at fair value, which is intended to approximate market value.

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless FAM believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements will be valued at cost plus accrued interest.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign


18      BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006
currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined at the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by FAM using a pricing service and/or procedures approved by the Board of Directors.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006       19
number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(g) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(h) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM.

For the six months ended August 31, 2006, the Fund reimbursed FAM $7,091 for certain accounting services.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction will close on September 29, 2006.


20      BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006

Notes to Financial Statements (concluded)

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement will become effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

In connection with the closing, MLIM, LLC, the security lending agent, will become BlackRock Investment Management, LLC.

During the six months ended August 31, 2006, certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., MLIM, and/or MLIM, LLC.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended August 31, 2006 were $359,340,535 and $354,699,771, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended August 31, 2006 and the year ended February 28, 2006 increased by 197,722 and 252,856, respectively, as a result of dividend reinvestment.

5. Unfunded Corporate Loans:

As of August 31, 2006, the Fund had unfunded loan commitments of $5,750,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                                  (in Thousands)
--------------------------------------------------------------------------------
                                                          Unfunded
Borrower                                                 Commitment        Value
--------------------------------------------------------------------------------
Calpine Corp. ....................................         $2,000         $1,980
MEG Energy Corp. .................................         $1,250         $1,247
Venetian Macau U.S. Finance Co. LLC ..............         $2,500         $2,513
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

On May 22, 2006, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citigroup North America, Inc. ("Citigroup") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $370,000,000. Under the Citigroup program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 5.24% and the average borrowing was approximately $262,505,000 for the six months ended August 31, 2006.

7. Capital Loss Carryforward:

On February 28, 2006, the Fund had a net capital loss carryforward of $334,486,594, of which $27,376,921 expires in 2007, $51,234,056 expires in 2008,
$21,442,332 expires in 2009, $90,564,493 expires in 2010, $85,285,305 expires in
2011, $17,223,475 expires in 2012, $21,126,025 expires in 2013 and $20,233,987 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of .053000 per share on September 29, 2006 to shareholders of record on September 15, 2006.


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006       21

Disclosure of FAM Investment Advisory Agreement

The Board of Directors met in August 2006 to consider approval of the Fund's investment advisory agreement with Fund Asset Management, L.P. ("FAM"), the Fund's investment adviser at the time.

Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director, whose only association with FAM or other Merrill Lynch affiliates was as a director of the Fund and as a trustee or director of certain other funds advised by FAM or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephonic meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the investment adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the investment adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the investment adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the investment adviser and its affiliates.

The Board noted its view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. The Board also noted its view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms. The Board works closely with the investment adviser in overseeing the investment adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the investment adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the investment advisory agreement, the Board requests and receives materials specifically relating to the investment advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the investment adviser and its affiliates of the investment advisory agreement and other relationships with the Fund; and (e) information provided by the investment adviser concerning investment advisory fees charged to other retail closed-end funds under similar investment mandates. The Board also considers other matters it deems important to the approval process, such as payments made for services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the investment adviser and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's investment advisory agreement with FAM (the "FAM Investment Advisory Agreement") in August 2006, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by FAM, including the investment advisory services and the resulting performance of the Fund. The Board focused


22      BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006
primarily on FAM's investment advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the investment adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that according to Lipper's ranking of all closed-end leveraged high current yield funds for the periods ended May 31, 2006, the Fund's performance after fees and expenses ranked in the first quintile for each of the one-, three- and five-year periods. The Board considered the Fund's performance based on annualized total return and noted that the Fund's total return was in the first quintile for each of the one-year periods ended May 31, 2006 and 2004, in the second quintile for each of the one-year periods ended May 31, 2003 and 2002 and in the third quintile for the one-year period ended May 31, 2005. The Board also considered the Fund's performance based on annualized yield and noted that the Fund's yield was in the second quintile for each of the one-year periods ended May 31, 2004 and 2003, in the third quintile for each of the one-year periods ended May 31, 2006 and 2002 and in the fourth quintile for the one-year period ended May 31, 2005. The Board concluded that the Fund's performance supported the continuation of the FAM Investment Advisory Agreement.

FAM's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discusses with senior management of the investment adviser responsible for investment operations and the senior management of the investment adviser's taxable fixed-income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the investment adviser's investment staff, its use of technology, and the investment adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the investment adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager. It was noted that Mr. Booth, the Fund's portfolio manager, has more than twenty years' experience in portfolio management. The Board considered the extensive experience of FAM and its investment staff in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that experience.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by FAM to another retail closed-end fund with a similar investment mandate. The Board noted that the investment advisory fees charged to the Fund were somewhat higher than the fees charged to the other retail closed-end funds of FAM with a similar investment mandate. The Board noted that the Fund's contractual and actual management fee rates and total expense ratio were below the median fees charged by and total expense ratios of comparable funds, as determined by Lipper. The Board concluded that the Fund's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the investment adviser and the investment adviser's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the investment manager and its affiliates. As part of its analysis, the Board reviewed FAM's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that no changes were currently necessary.


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006       23

Disclosure of FAM Investment Advisory Agreement (concluded)

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing FAM Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Directors considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 12, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk


24      BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006
      management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

o that in August 2005, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006       25
compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (e) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of the Fund after the closing of the Transaction.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. It was noted, however, that changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.


26      BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other, comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Previous Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006       27

Disclosure of New Investment Advisory Agreement (concluded)

BlackRock, the directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board also noted that, following the close of the Transaction, BlackRock Advisors intended to implement steps to seek to improve the investment performance of the Fund, including changes in the portfolio management personnel. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 14-16, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Financial Management, Inc. (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in person meeting, the Board reviewed its considerations in connection with its approval of BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the Sub-Advisory Agreement was in the best interests of shareholders.


28      BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006

Proxy Results

During the six-month period ended August 31, 2006, BlackRock Debt Strategies Fund, Inc.'s shareholders voted on the following proposals. Proposals 1, 2 and 3 were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

---------------------------------------------------------------------------------------------------
                                                             Shares Voted       Shares Withheld
                                                                 For             from Voting
---------------------------------------------------------------------------------------------------
1. To elect the Fund's    Robert C. Doll, Jr.                 74,158,541           3,188,944
   Board of Directors:    Ronald W. Forbes                    74,200,021           3,147,464
                          Cynthia A. Montgomery               74,187,784           3,159,701
                          Jean Margo Reid                     74,184,355           3,163,130
                          Roscoe S. Suddarth                  74,189,067           3,158,418
                          Richard R. West                     74,192,675           3,154,810
                          Edward D. Zinbarg                   74,179,550           3,167,935
---------------------------------------------------------------------------------------------------
                                                       Shares Voted    Shares Voted    Shares Voted
                                                           For           Against         Abstain
---------------------------------------------------------------------------------------------------
2. To approve a new investment advisory agreement.      52,204,561      1,712,045       2,237,450
---------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement.       52,058,658      1,799,585       2,295,812
---------------------------------------------------------------------------------------------------


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006       29

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


30      BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


        BLACKROCK DEBT STRATEGIES FUND, INC.            AUGUST 31, 2006       31

BlackRock Debt Strategies Fund, Inc. seeks to provide current income by investing primarily in a diversified portfolio of U.S. companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of BlackRock Debt Strategies Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Debt Strategies Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                      #DEBT-8/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - As of October 2, 2006

         (a)(1) The Fund is managed by a team of investment professionals that is responsible for the day-to-day management of the Fund's portfolio. The lead members of this team are Mark J. Williams, Managing Director at BlackRock, and Kevin J. Booth, Managing Director at BlackRock. Mr. Williams and Mr. Booth each has been a portfolio manager of the Fund since 2006. Mr. Williams is responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund as of October 2, 2006. Mr. Booth is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.

         Mr. Williams is the head of BlackRock's bank loan group and a member of the Investment Strategy Group. His primary responsibility is originating and evaluating bank loan investments for the firm's collateralized bond obligations. He is also involved in the evaluation and sourcing of mezzanine investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group. In that capacity he was responsible for structuring proprietary middle market leveraged deals and sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. From 1984 until 1990, Mr. Williams worked in PNC Bank's Philadelphia office in a variety of marketing and corporate finance positions.

         Mr. Booth is a member of BlackRock's bank loan group. He joined BlackRock in 2006. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2006 and a member of MLIM's bank loan group from 2000 to 2006. He was a Director of MLIM from 2000 to 2006 and was a Vice President of MLIM from 1994 to 2000. He has been portfolio manager with BlackRock or MLIM since 2000.

         (a)(2) As of October 2, 2006:

                                                                                        (iii) Number of Other Accounts and
                                (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                                     and Assets by Account Type                                 Performance-Based
                           Other                                                    Other
                         Registered        Other Pooled                           Registered        Other Pooled
(i) Name of              Investment         Investment           Other            Investment         Investment           Other
Portfolio Manager        Companies           Vehicles           Accounts          Companies           Vehicles           Accounts
Kevin J. Booth                      7                  5                  1                  0                  2                  0
                       $2,686,020,144     $2,357,557,822     $   25,390,431     $            0     $  587,029,626     $            0
Mark Williams                       9                 17                  7                  0                 10                  4
                       $3,829,742,172     $6,368,469,951     $1,222,718,181     $            0     $2,908,136,350     $1,030,000,000

         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of October 2, 2006:

With respect to Mr. Williams, the following compensation structure applies:

BlackRock Portfolio Manager Compensation

         BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources.

         Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

         Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

         Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

         Long-Term Retention and Incentive Plan ("LTIP") --The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

         Deferred Compensation Program --A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

         Options and Restricted Stock Awards --While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

         Incentive Savings Plans --The PNC Financial Services Group, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan ("ESPP") and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock, Inc. common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

         Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to Mr. Williams, such benchmarks will include the CSFB Leveraged Loan Index and CSFB High Yield II Value Index.

         The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

         (a)(4) Beneficial Ownership of Securities. As of October 2, 2006, Mr. Williams does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Debt Strategies Fund, Inc.

Date: October 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Debt Strategies Fund, Inc.

Date: October 19, 2006


By: /s/ Donald C. Burke
    ----------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Debt Strategies Fund, Inc.

Date: October 19, 2006